                                   [LETTERHEAD]

                                ACCESS FINANCIAL CORP.

     The undersigned certifies that he is a Vice President of Access Financial Corp., a Delaware corporation (the "company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of November 1, 1995 between Access Financial Corp., as Servicer (the "Company"), Access Financial Receivables Corp., as Seller, Cargill Financial Services Corporation, as Sponsor and The Bank of New York, as Trustee of the Trust (the "Trustee") (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

     1. The Monthly Report for the period 11/01/95 to 11/30/95 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement.

     2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred; and

     3. As of the close of the most recent Collection Period, the weighted average number of months in inventory of all non-liquidated Manufactured Homes is "0".

     IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of December, 1995.



                                   ACCESS FINANCIAL CORP.


                                   By:  /s/ Gary V. Busch
                                        ------------------------------
                                        Name: Gary V. Busch
                                        Title: Vice President

                                  ACCESS FINANCIAL
                 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      PASS-THROUGH CERTIFICATES, SERIES 1995-1


                    Distribution Date:       12/15/95
                         Month-end:          11/30/95



SENIOR CERTIFICATES
     1  (a)    Amount Available (including Monthly
               Servicing Fee)                                                 2,252,715.17
                                                                        -------------------
        (b)    Class A-4 Interest Deficiency Amount
               (if any) and Class B-1 Interest Deficiency
               Amount (if any) withdrawn for prior
               Remittance Date                                                        0.00
                                                                        -------------------
        (c)    Amount Available after giving effect to
               withdrawl of Class A-4 Interest Deficiency
               Amount and Class B-1 Interest Deficiency
               Amount for prior Remittance Date                               2,252,715.17
                                                                        -------------------

Interest
     2  Aggregate Interest (total):                                             734,605.42
                                                                        -------------------
        (a)    Class A-1 Remittance Rate (       %)                     6.100
                                                                        -------------------
        (b)    Class A-1 Interest                                               354,313.42
                                                                        -------------------
        (c)    Class A-2 Remittance Rate (       %)                     6.375
                                                                        -------------------
        (d)    Class A-2 Interest                                               145,583.75
                                                                        -------------------
        (e)    Class A-3 Remittance Rate (       %)                     7.100
                                                                        -------------------
        (f)    Class A-3 Interest                                               234,708.25
                                                                        -------------------

     3  Amount applied to:
        (a)    Unpaid Senior Interest Shortfall                                       0.00
                                                                        -------------------

     4  Remaining:
        (a)    Unpaid Senior Interest Shortfall                                       0.00
                                                                        -------------------

Principal
        Prior Period Ending Scheduled Balance                               182,365,639.34
                                                                        -------------------
     5  Formula Principal Distribution Amount: (total)                        1,212,036.94
                                                                        -------------------
        (a)    Scheduled principal                                              287,838.21
                                                                        -------------------
        (b)    Principal Prepayments (PIF & Curtailments)                       201,256.68
                                                                        -------------------
        (c)    Liquidated Contracts                                                   0.00
                                                                        -------------------
        (d)    Repurchases                                                        6,536.66
                                                                        -------------------
        (e)    Accelerated Principal                                            671,206.04
                                                                        -------------------
        (f)    Principal shortfall on substitutions                              43,185.81
                                                                        -------------------
        (g)    Principal adjustment for cut-off extensions                        2,013.54
                                                                        -------------------

     6  Pool Scheduled Principal Balance (all but e affects)                181,824,808.44
                                                                        -------------------

     7  Unpaid Senior Principal Shortfall (if any)
        following prior Remittance Date                                               0.00
                                                                        -------------------

     8  Senior Percentage for such Remittance Date
        (Until Class B Cross-Over Date, and on each
        Remittance Date thereafter unless each Class B
        Principal Distribution Test is satisfied, equals
        Senior Principal Balance divided by Pool
        Scheduled Principal Balance)                                    100.00
                                                                        -------------------

     9  Senior Percentage for the following
        Remittance Date                                                 100.00
                                                                        -------------------
     10 Senior principal distribution:
        (a)    Class A-1                                                      1,212,036.94
                                                                        -------------------
        (b)    Class A-2                                                              0.00
                                                                        -------------------
        (c)    Class A-3                                                              0.00
                                                                        -------------------

     11 (a)    Class A-1 Ending Principal Balance                            68,488,963.06
                                                                        -------------------
        (b)    Class A-2 Ending Principal Balance                            27,404,000-00
                                                                        -------------------
        (c)    Class A-3 Ending Principal Balance                            39,669,000.00
                                                                        -------------------

     12 Unpaid Senior Principal Shortfall (if any)
        following current Remittance Date                                             0.00
                                                                        -------------------

CLASS A-4 CERTIFICATES
     13 Class A-4 Amount Available                                              306,072.81
                                                                        -------------------

Interest
     14 Aggregate Interest
        (a)    Class A-4 Remittance Rate (        %
               unless Weighted Average Contract
               Rate is below      %)                                   7.625
                                                                        -------------------
        (b)    Class A-4 Interest                                                92,700.94
                                                                        -------------------
     15 Amount applied to Unpaid Class A-4
        Interest Shortfall                                                            0.00
                                                                        -------------------
     16 Amount applied to Class A-4 Interest
        Deficiency Amount                                                             0.00
                                                                        -------------------
     17 Remaining unpaid Class A-4 Interest
        Deficiency Amount                                                             0.00
                                                                        -------------------
     18 Remaining Unpaid Class A-4 Interest
        Shortfall                                                                     0.00
                                                                        -------------------

Principal
     19 Formula Principal Distribution Amount (total):                                0.00
                                                                        -------------------
        (a)    Scheduled principal                                                    0.00
                                                                        -------------------
        (b)    Principal Prepayments                                                  0.00
                                                                        -------------------
        (c)    Liquidated Contracts                                                   0.00
                                                                        -------------------
        (d)    Repurchases                                                            0.00
                                                                        -------------------
        (e)    Accelerated Principal                                                  0.00
                                                                        -------------------
     20 Pool Scheduled Principal Balance                                    181,824,808.44
                                                                        -------------------
     21 Class A-4 Percentage after prior
        Remittance Date                                                 0.00
                                                                        -------------------
     22 Class A-4 Percentage for such Remittance
        Date                                                            0.00
                                                                        -------------------
     23 Class A-4 Percentage for the following
        Remittance Date                                                 0.00
                                                                        -------------------
     24 Class A-4 principal distribution:
        (a)    Class A-4 (current)                                                    0.00
                                                                        -------------------
        (b)    Unpaid Class A-4 Principal Shortfall
               (if any) following prior Remittance Date                               0.00
                                                                        -------------------
     25 Unpaid Class A-4 Principal Shortfall (if any)
        following current Remittance Date                                             0.00
                                                                        -------------------
        Class A-4 Principal Balance                                          14,589,000.00
                                                                        -------------------
Class B Principal Distribution Tests (tests must be satisfied
on or after the Remittance Date occurring in December 2000)                      n/a
                                                                        -------------------

     26 Average Sixty-Day Deliquency Ratio Test
        (a)    Sixty-Day Deliquency Ratio for
               current Remittance Date                                  0.53
                                                                        -------------------
        (b)    Average Sixty-Day Delinquency Ratio
               (arithmetic average of ratios for
               this month and two preceding months;
               may not exceed 5%)                                       0.53
                                                                        -------------------
     27 Average Thirty-Day Delinquency Ratio Test
        (a)    Thirty-Day Delinquency Ratio for
               current Remittance Date                                  1.969
                                                                        -------------------
        (b)    Average Thirty-Day Delinquency Ratio
               (arithmetic average of ratios for this
               month and two preceding months; may not
               exceed 7%)                                               1.969
                                                                        -------------------
     28 Cumulative Realized Losses Test
        (a)    Cumulative Realized Losses for current
               Remittance Date (Dec. 1, 2000 to Nov. 30,
               2001 losses are less than 7% of cut-off
               principal balance, if December 1, 2001 to
               Nov. 30, 2002, losses are less than 8% of
               cut-off principal balance, and if after
               Dec. 1, 2002 the losses are less than 9%
               of cut-off principal balance.)
                                                                                      0.00
                                                                        -------------------
     29 Current Realized Losses Test
        (a)    Current Realized Losses for current
               Remittance Date                                                        0.00
                                                                        -------------------
        (b)    Current Realized Loss Ratio (total Realized
               Losses for most recent three months,
               multiplied by 4, divided by arithmetic
               average of Pool Scheduled Principal
               Balances for third preceding Remittance and
               for current Remittance Date; may not exceed
               2.75%)                                                                 0.00
                                                                        -------------------
     30 Class B Principal Balance Test
        (a)    Class B Principal Balance Test (Sum of the
               Class B Principal Balance and the
               Overcollateralization Amount as of such
               Remittance Date is greater than or equal
               to $3,647,313).                                               31,002,639.34
                                                                        -------------------

CLASS B-1 CERTIFICATES

     31 Amount Available less the Senior Distribution
        Amount and Class A-4 Distribution Amount                                213,371.87
                                                                        -------------------
Interest
     32 Class B-1 Remittance Rate (        %)                           7.65
                                                                        -------------------
     33 Class B-1 Interest                                                      127,882.50
                                                                        -------------------
     34 Current Interest                                                        127,882.50
                                                                        -------------------
     35 Amount applied to Unpaid Class B-1
        Interest Shortfall                                                            0.00
                                                                        -------------------
     36 Amount applied to Class B-1 Interest Deficiency
        Amount                                                                        0.00
                                                                        -------------------
     37 Remaining unpaid Class B-1 Interest Deficiency
        Amount                                                                        0.00
                                                                        -------------------
     38 Remaining Unpaid Class B-1 Interest Shortfall                                 0.00
                                                                        -------------------

Principal
     39 Unpaid Class B-1 Principal Shortfall (if any)
        following prior Remittance Date                                               0.00
                                                                        -------------------
     40 (a)    Class B Percentage for such Remittance
               Date (until Class B Cross-over Date, and on
               each Remittance Date thereafter unless each
               Class B Principal Distribution Test is
               satisfied, equals zero. Thereafter, if each
               Class B Principal Distribution Test is
               satisfied, equals 100% minus Senior
               Percentage)                                              0.00
                                                                        -------------------
        (b)    Class B Percentage for the following
               Remittance Date                                          0.00
                                                                        -------------------
     41 Current Principal (Class B Percentage of Formula
        Principal Distribution Amount)                                                0.00
                                                                        -------------------
     42 (a)    Class B-1 Principal Shortfall                                          0.00
                                                                        -------------------
        (b)    Unpaid Class B-1 Principal Shortfall                                   0.00
                                                                        -------------------
     43 Class B Principal Balance                                            31,002,639.00
                                                                        -------------------
     44 Class B-1 Principal Balance                                          20,060,000.00
                                                                        -------------------

CLASS B-2 CERTIFICATES
     45 Remaining Amount Available                                               85,489.37
                                                                        -------------------

Interest

     46 Class B-2 Remittance Rate (       %, unless
        Weighted Average Contract Rate is less than   %)                9.375
                                                                        -------------------
     47 Class B-2 Interest                                                       85,489.37
                                                                        -------------------
     48 Current Interest                                                         85,489.37
                                                                        -------------------
     49 Amount applied to Unpaid Class B-2 Interest
        Shortfall                                                                     0.00
                                                                        -------------------
     50 Remaining Unpaid Class B-2 Interest Shortfall                                 0.00
                                                                        -------------------
Principal

     51 Unpaid Class B-2 Principal Shortfall (if any)
        following prior Remittance Date                                               0.00
                                                                        -------------------
     52 Class B-2 Principal Liquidation Loss
        Amount                                                                        0.00
                                                                        -------------------
     53 Current principal (zero until Class B-1 paid
        down; thereafter, Class B Percentage of
        Forumal Principal Distribution Amount)                                        0.00
                                                                        -------------------
     54 Class B-2 Principal Balance                                          10,942,639.00
                                                                        -------------------

SENIOR, CLASS A-4, CLASS B-1 AND CLASS B-2 CERTIFICATES

Aggregate Scheduled Balances of delinquent Contracts as of Determination Date

     56 30-59 days                                                            2,622,386.35
                                                                        -------------------
     57 60 days or more                                                         968,699.69
                                                                        -------------------
     58 Manufactured Homes repossessed                                                   5
                                                                        -------------------
     59 Manufactured Homes repossessed but
        remaining in inventory                                                           5
                                                                        -------------------
     60 Weighted Average Contract Rate of all
        outstanding Contracts                                           11.27
                                                                        -------------------

SERVICING
     61 Monthly Servicing Fee (deducted from
        Certificate Account balance to arrive at
        Amount Available if the Company is not
        the Servicer; deducted from funds remaining
        after payment of Senior Distribution Amount,
        Class A-4 Distribution Amount, Class B-1
        Distribution Amount, and Class B-2
        Distribution Amount, if the Company is
        the Servicer)                                                                 0.00
                                                                        -------------------

CLASS A-4 AND CLASS B-2 CERTIFICATES
     64 Class A-4 Interest Deficiency on such
        Remittance Date                                                               0.00
                                                                        -------------------
     65 Class B-1 Interest Deficiency on such
        Remittance Date                                                               0.00
                                                                        -------------------

REPOSSESSED CONTRACTS
     66 Repossessed Contracts                                                   108,899.26
                                                                        -------------------
     67 Repossessed Contracts Remaining in
        Inventory                                                               108,899.26
                                                                        -------------------

ACCELERATED PRINCIPAL CALCULATION
     68 Remaining Amount Available                                                    0.00
                                                                        -------------------
     69 Accelerated Principal                                                   671,206.04
                                                                        -------------------

RESIDUAL CERTIFICATES
     70 Class "C" Formula Distribution Amount (excess, if any,
        1/12 Weighted Net Contract Rate at beginning x pool
        scheduled balance at beginning MINUS the Certificate
        Interest [A-1 to B-2] Distribution Amount for date.)                          0.00
                                                                        -------------------
     71 Release Amount (if B-2 is zero)                                               0.00
                                                                        -------------------
     72 Reimburse Residual Certificaticate Holder per                                 0.00
        Section 10.06 (REMIC Tax Matters)                               -------------------

     73 Remaining to Residual Holder                                                  0.00
                                                                        -------------------

Please contact the Bondholder Relations Department of the Bank of New York
at (212)   -   with any questions regarding this Statement on your Distribution.